April 2024 NASDAQ: FBMS

2 Safe Harbor & Forward Looking Statements ABOUT THE FIRST BANCSHARES, INC. The First Bancshares, Inc. (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS. Contact: Chandra Kidd, Corporate Secretary. NON-GAAP FINANCIAL MEASURES Our accounting and reporting policies conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of our performance. This presentation includes the following non-GAAP financial measures: Diluted Earnings Per Share, Operating; Net Income, Operating; Return on Average Assets (ROAA), Operating; Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA), Operating; Return on Average Tangible Common Equity (ROATCE); Return on Average Tangible Common Equity (ROATCE), Operating; Efficiency Ratio, Operating; Net Interest Margin (NIM), Fully Tax Equivalent (FTE); Net Interest Income, FTE; Core Net Interest Margin, Fully Tax Equivalent (FTE); Pre-Tax Pre Provision Income, Operating; Non-Interest Income, Operating; Adjusted Operating Revenue; Adjusted Operating Expense; Tangible Assets; Tangible Common Equity; Tangible Book Value per Share; Tangible Common Equity to Tangible Assets Ratio (TCE/TA); Diluted Earnings per Share, Operating; and certain ratios derived from these non-GAAP financial measures. The Company believes that the non-GAAP financial measures included in this presentation allow management and investors to understand and compare results in a more consistent manner for the periods presented in this press release. Non-GAAP financial measures should be considered supplemental and not a substitute for the Company’s results reported in accordance with GAAP for the periods presented, and other bank holding companies may define or calculate these measures differently. Fully-tax equivalent, or "FTE", financial metrics are measures used by management to evaluate the corresponding GAAP financial metrics in a manner that takes into account the tax benefits associated with income sources that are exempt from state or federal taxes. Core Net Interest Margin is used by management to measure the net return on earnings assets, which includes investment securities, loans, and leases but excludes certain income and expense items that the Company's management considers to be non-core/adjusted in nature. Similarly, "operating" financial metrics, including Adjusted Operating Revenue, Adjusted Operating Expense, Operating Efficiency Ratio and Diluted Earnings Per Share, Operating, are used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Management uses "tangible" financial metrics, including Tangible Common Equity and Tangible Book Value, to measure the value of the Company's assets net of intangible assets, such as goodwill. These non-GAAP financial measures should not be considered in isolation and do not purport to be an alternative to their most comparable GAAP measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measure is provided in the appendix to this presentation. FORWARD LOOKING STATEMENTS This communication contains statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) prevailing, or changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations, including the effects of declines in the real estate market, high unemployment rates, inflationary pressure, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (3) interest rate risk, including the effects of rising interest rates; (4) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (5) changes in applicable laws, rules, or regulations; (6) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (7) changes in management’s plans for the future; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) changes in accounting principles, policies, or guidelines; (11) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (12) higher inflation and its impacts; (13) significant turbulence or disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (14) potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; (16) a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this communication, any exhibits hereto or any related documents, the Company claims protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Our Company

TheFirst BANCSHARES, INC.


Huntsville
Starkville
Birmingham
Atlanta
MS
AL
Macon
Montgomery
Columbus
Jackson
GA
Savannah
Hattiesburg
Albany
Waycross
LA
Valdosta
Brunswick
Pensacola
Baton Rouge
St. Marys
Jacksonville
Destin
Gulfport
Mobile
Tallahassee
New Orleans
FL
Orlando
Tampa
FBMS Branch (111)
FBMS LPO (5)
Cape Coral

Company Overview

Scale	**\$8.0bn** Total Assets	**5th** Largest Bank Headquartered in MS
Capital	**12.2%** CET1 Ratio	**15.2%** Total Capital Ratio
Deposits	**27%** DDA Deposits	**43%** IB Deposit Beta Through the Rate Hike Cycle (2)
Liquidity	**77%** Loans / Deposits	**\$23,000** Average Deposit Size (3)
Profitability	**1.33%** PTPP ROAA, Operating (1)	**1.78%** Cost of Deposits
Credit	**1.05%** ACL / Total Loans	**0.01%** NCOs / Total Loans, Annualized

Data as of or for the three months ended 3/31/24
(1) Non-GAAP measure, refer to appendix for "Non-GAAP Reconciliation"
(2) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 '21 of 0.20% to 2.45% in Q1 '24 divided by the change in average fed funds rate of 525 bps over the same period
(3) Excludes public funds and ICS accounts

TheFirst BANCSHARES, INC.
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Q1 2024 Highlights

Key Highlights

- **Deposits**
  - 27% of deposits are demand
  - $110 million of brokered deposits as of 3/31/24
  - Average deposit size of $23 thousand (1)
  - Uninsured deposits equal to 15.5% of total deposits
  - Cumulative IB deposit beta since Q4 '21 of 43% (2)
- **Loans**
  - Average loan size of ~$228 thousand
  - Q1 '24 new loan production of $253.5 million with a blended yield of 8.12%
  - C&D loan concentration as a percentage of bank total capital: 70%
  - CRE loan concentration as a percentage of bank total capital: 206%
- **Capital**
  - TCE/TA: 8.1% (3)
  - Leverage: 9.7%
  - CET1: 12.2%
  - Total Risk-Based Capital: 15.2%
- **Credit**
  - NPAs / Total Assets of 0.23% this quarter
  - NCOs / Total Loans of 0.01% this quarter
- **Allowance for Credit Losses**
  - ACL / Loans remains stable at 1.05%, unchanged from last quarter
- **Net Interest Margin**
  - Contraction in NIM, FTE (3) of 7 bps to 3.26%, driven primarily by an increase in cost of deposits
  - Modest decline in Core NIM, FTE (3) of 4 bps to 3.10%

Financial Results

	Q1 2024
Diluted Earnings Per Share	$0.65
Diluted Earnings Per Share, Operating (3)	*$0.65*
Net Income ($000)	$20,628
Net Income, Operating ($000) (3)	*$20,634*
Reported ROAA	1.03%
ROAA, Operating (3)	*1.03%*
Reported ROATCE (3)	13.5%
ROATCE, Operating (3)	*13.5%*
Efficiency Ratio	61.1%
Efficiency Ratio, Operating (3)	*61.1%*
NIM	3.20%
NIM, FTE (3)	*3.26%*
Core NIM, FTE (3)	*3.10%*

Data as of or for the three months ended 3/31/24

(1) Excludes public funds and ICS accounts

(2) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 '21 of 0.20% to 2.45% in Q1'24 divided by the change in average fed funds rate of 525 bps over the same period

(3) Non-GAAP measure, refer to appendix for "Non-GAAP Reconciliation"

TheFirst BANCSHARES, INC.
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New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Shreveport Columbus Evolution of Our Franchise December 31, 2009 FBMS Branch (9) Hattiesburg Source: S&P Global Market Intelligence, Company documents Data as of 12/31 of each year, respectively; Q1 ’24 data as of 3/31/24 March 31, 2024 Valdosta Tallahassee Tampa Orlando Pensacola Atlanta Montgomery Birmingham Hattiesburg JacksonShreveport Baton Rouge Houston New Orleans Mobile FBMS Branch (111) FBMS LPO (5) $503 $500 $540 $571 $647 $698 $830 $986 $1,080 $1,166 $1,889 $2,413 $2,178 $2,136 $2,101 $181 $181 $370 $447 $447 $447 $827 $1,924 $2,307 $3,264 $3,664 $4,284 $5,863 $5,863 $681 $721 $941 $1,094 $1,145 $1,277 $1,813 $3,004 $3,473 $5,153 $6,077 $6,462 $7,999 $7,964 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 '24 Acquired Organic Total Assets ($mm) – Organic and Acquisitive Growth 5

Improving Geographic Diversification of our Balance Sheet 6 2015 Deposits by State March 31, 2024 Deposits by State 2009 and 2015 data as of 6/30 2015 Loans by State March 31, 2024 Loans by State2009 Loans by State 2009 Deposits by State Mississippi 100% Mississippi 100% Mississippi 70% Alabama 23% Louisiana 7% Mississippi 73% Alabama 23% Louisiana 4% Mississippi 24% Alabama 8% Florida 24% Louisiana 14% Georgia 30% Mississippi 32% Alabama 12% Florida 20% Louisiana 11% Georgia 25%

7 FINANCIAL RESULTS

EPS Net Income ($mm) 8 Pre-tax Pre Provision Income ($mm), Operating (1) PTPP ROAA, Oper. (1) Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Historical Performance Over Time Thirteen Years of Record Earnings $0.82 $1.16 $0.96 $1.19 $1.55 $1.57 $1.11 $1.62 $2.55 $2.52 1.61% 1.42% 1.49%$3.03 1.33% 1.24% 1.36% 1.63%$2.39 1.38% 1.78% 1.81% 1.31% $2.5 $3.6 $4.2 $6.3 $8.5 $9.7 $10.6 $21.2 $43.7 $52.5 $64.2 $62.9 $21.4 $19.4 $20.5 $18.9 $19.3 $20.8 $25.9 $22.2 $35.7 $35.7 $31.9 $25.9 $26.6 $68.3 $96.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 '21Q2 '21Q3 '21Q4 '21Q1 '22Q2 '22Q3 '22Q4 '22Q1 '23Q2 '23Q3 '23Q4 '23Q1 '24 $75.5 $5.4 $21.3 1.62%$2.84 Operating Income 1.33%

Net Interest Income Over Time 3.74% 3.99% 3.59% 3.44% 3.70% 3.72% 3.71% Net Interest Income ($mm) NIM, FTE (1) 3.34%3.83% 3.94% 4.02% Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” 3.13% 3.14% 3.25% 9 3.64% 3.14% 2.78% 3.09% 3.50%3.19% 3.37% 3.69% 3.82% 3.52%3.59% 3.33% $16.3 $19.1 $22.2 $28.4 $33.4 $37.0 $40.3 $59.2 $84.9 $121.8 $152.7 $157.1 $177.8 $249.3 $39.2 $38.1 $40.0 $39.8 $38.6 $42.1 $49.1 $47.9 $64.9 $66.0 $60.7 $57.7 $57.3 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 '21Q2 '21Q3 '21Q4 '21Q1 '22Q2 '22Q3 '22Q4 '22Q1 '23Q2 '23Q3 '23Q4 '23Q1 '24 3.26%

Historical Cost and Yield Analysis 10Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Quarterly Yields & Costs (%) 0.72% 0.91% 1.21% 1.54% 1.78% 3.69% 3.82% 3.52% 3.33% 3.26% 5.45% 5.99% 5.92% 6.03% 6.11% 2.51% 2.43% 2.47% 2.59% 2.70% 3.47% 3.43% 3.27% 3.14% 3.10% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Cost of Deposits NIM (FTE) Yield on Loans Yield on Securities (FTE) Core NIM (FTE) (1)(1) (1)

11 NIM Impact for the Quarter Drivers of Change Q4 ‘23 to Q1 ‘24 Data as of or for the three months ended 12/31/23 and 3/31/24, respectively (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” N IM , F TE (1) C o re N IM , FT E (1) 3.33% 7 bps 3 bps 8 bps (0) bps (26) bps 2 bps 3.26% Q4 '23 NIM Loan Yield with Fees Securities Yield Borrowings Long-Term Debt Deposit Cost Other Q1 '24 NIM 3.14% 7 bps 3 bps 8 bps (0) bps (26) bps 3 bps 2 bps 3.10% Q4 '23 NIM Loan Yield with Fees Securities Yield Borrowings Long-Term Debt Deposit Cost Purchase Accounting Adjustment Other Q1 '24 NIM

Historical Profitability Trends 12Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Reported ROAA (%) ROAA, Operating (%) (1) Reported ROATCE (%) (1) ROATCE, Operating (%) (1) PTPP ROAA, Oper. (1) 1.36% 1.36% 1.22% 0.95% 1.03% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 12.1% 17.1% 17.4% 7.9% 13.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 20.1% 19.4% 17.2% 13.4% 13.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 0.81% 1.21% 1.24% 0.56% 1.03% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 1.31%1.78% 1.81% 1.62% 1.33%

13 Historical Profitability Trends Non-interest Income, Oper. / Adj. Operating Revenue (%) (1) Non-interest Income Q1 ‘24 (%) (2) Efficiency Ratio, Operating (%) (1) Adjusted Operating Expense / Average Assets (%) (1) Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Excludes net loss on securities due to bond portfolio restructuring transaction 53.3% 53.9% 56.1% 62.0% 61.1% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 16.1% 15.6% 17.5% 17.0% 17.9% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 2.09% 2.17% 2.13% 2.21% 2.17% 1.00% 1.50% 2.00% 2.50% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Service Charges on Deposits 27% Mortgage 6% Interchange Fee Income 33% Other Charges and Fees 35%

14 DEPOSIT AND LOAN INFORMATION

Deposit Composition Growth

Q1 '24 Deposit Portfolio Summary and Composition

Deposits:	$6.7B
Uninsured Deposits:	15.5%
Average Deposit Size:	~$23,000
Total Deposit Accounts:	~216,000
Commercial Accounts:	~35,000
Personal Accounts:	~181,000
Cumulative IB Deposit Beta Since Q4 '21 (1):	43%



Jumbo Time Deposits 4%
Retail Time Deposits 12%
Demand Deposits 27%
Money Market & Savings 25%
NOW Accounts 32%

Cost of Total Deposits Over Time (%)



Quarterly
Monthly
0.23%
0.19%
0.18%
0.15%
0.21%
0.52%
0.72%
0.91%
1.21%
1.54%
1.78%
1.75%
1.76%
1.83%
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
Jan '24
Feb '24
Mar '24

DDA / Total Deposits Over Time (%) (2)



31.9%
31.3%
29.7%
28.7%
31.2%
27.4%
32.1%
26.3%
30.4%
24.8%
28.6%
23.3%
27.4%
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24
FBMS DDA %
Southeast Median DDA %

Historical Deposit Composition



$3.1
$0.2
$0.5
$1.1
$0.6
$0.7
$4.2
$0.1
$0.4
$1.1
$1.3
$1.2
$5.2
$0.1
$0.4
$1.3
$1.8
$1.5
$5.5
$0.1
$0.6
$1.4
$1.8
$1.6
$6.5
$0.3
$0.8
$1.6
$1.9
$1.8
$6.7
$0.3
$0.8
$1.7
$2.1
$1.8
2019
2020
2021
2022
2023
Q1 '24
Demand Deposits
Retail Time Deposits
NOW Accounts
Jumbo Time Deposits
Money Market & Savings

Dollars in millions unless otherwise noted

Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter

(1) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 '21 of 0.20% to 2.45% in Q1 '24 divided by the change in average fed funds rate of 525 bps over the same period

(2) Southeast median includes banks headquartered in the Southeast with total assets between $1 billion to $25 billion; Excludes merger targets

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16 Granular Loan Portfolio Dollars in millions Data as of 3/31/24 Size of our top 75 Relationships • Largest individual loan is $28.6 million total committed exposure • Total participations purchased are less than 3% of outstanding balances $43.1 $26.0 $17.5 $12.3 $10.0 1 10 25 50 75 Total Advanced % of Total Exposure Portfolio Relationship Groupings ($M) Top 10 Relationships $306.4 5.9% Top 25 Relationships 603.9 11.7% Top 50 Relationships 971.5 18.8% Top 75 Relationships 1,246.0 24.1%

Balanced Loan Portfolio

Loan Portfolio Mix



Owner Occ. CRE
25%
Non-Owner Occ. CRE
21%
C&D
12%
C&I
14%
1-4 Family
19%
Other
4%
1-4 Family HELOC
2%
Multifamily
2%

CRE (1) Exposure by Type



Warehouse / Indust
12%
Multi-Family
6%
Medical Facilities
8%
C-Stores - Gas Stations
6%
Mobile Home Parks
2%
Mini-Storage
2%
Retail Center
16%
Hotel
14%
Professional Office
24%
Retail Stand-Alone
10%

C&D Exposure by Type



Land Development
30%
Other
20%
Residential 1-4
18%
Multi-Family
21%
Retail
4%
Warehouse / Indust.
1%
Office
6%

- Granular loan portfolio, average loan size **excluding PPP** is ~$228 thousand
- Top 20 loans represent ~6% of total portfolio
- De Minimis consumer credit card loans ($1.6 million or 0.03% of total loans)
- Limited energy exposure ($28.3 million committed or 0.6% of total loans); $19.4 million funded
- De Minimis Shared National Credits ("SNCs") of $25.2 million committed; $12.6 million funded
- Substandard loans increased nominally by 29 basis points in Q1 '24 vs. Q4 '23; Includes $3.8 million in substandard loan payoffs
- YTD loan recoveries exceeded charge-offs in Q1 '24 by $106 thousand for a loan net charge-off % of -0.002%
- 30-day delinquencies at the end of Q1 '24 were 26 basis points; 12 basis points below the 2023 12-month average

Data as of 3/31/24

(1) Excludes owner-occupied CRE

TheFirst BANCSHARES, INC.

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18 Office Exposure Data as of 3/31/24; Dollars in millions Professional Office by GeographyOffice Portfolio Maturity Florida 42% Georgia 27% Mississippi 15% Louisiana 10% Alabama 6% Office Portfolio Non-Owner Occupied % of Total Cumulative % Maturing in 2024 $14.3 7% 7% Maturing in 2025 12.6 6% 13% Maturing in 2026 20.6 10% 23% Maturing in 2027 41.0 20% 43% Maturing Beyond 2027 116.2 57% 100% Total $204.6 100% Office Exposure Highlights  Average professional office loan size — Non-Owner Occupied: $726 thousand  12.7% of the total office portfolio matures through 2025  Professional office space comprises 9.4% of total loans  Substandard office loans / total office loans: 4.2%

19 Loan Concentrations Over Time C&D Loan Concentration Over Time CRE Loan Concentration Over Time Yearly data as of 12/31 each respective year; quarterly data for the three months ended each respective quarter Note: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively 204% 195% 153% 149% 171% 208% 207% 206% 0% 100% 200% 300% 400% 2018 2019 2020 2021 2022 Q3 '23 Q4 '23 Q1 '24 86% 80% 49% 55% 63% 71% 71% 70% 0% 50% 100% 150% 200% 2018 2019 2020 2021 2022 Q3 '23 Q4 '23 Q1 '24

20 Asset Quality Over Time NPAs / Loans + OREO (%) NCOs / Average Loans (%) ACL / NPLs (%)ACL / Loans (%) Yearly data as of or for the twelve months ended each respective year; quarterly data for the three months ended each respective quarter 2.1% 1.5% 1.0% 0.5% 0.4% 0.4% 2019 2020 2021 2022 2023 Q1' 24 (0.00%) 0.11% 0.13% (0.05%) 0.06% 0.01% 2019 2020 2021 2022 2023 Q1' 24 0.53% 1.14% 1.04% 1.03% 1.05% 1.05% 2019 2020 2021 2022 2023 Q1' 24 30% 89% 110% 302% 456% 463% 2019 2020 2021 2022 2023 Q1' 24

0.5% 0.4% 0.3% 0.4% 0.3% 0.0% 0.2% (0.0%) (0.0%) (0.0%) 0.0% (0.0%) 0.1% 0.1% (0.1%) 0.1% 1.3% 2.5% 2.5% 1.6% 1.1% 0.7% 0.5% 0.4% 0.5% 0.5% 0.5% 0.5% 0.5% 0.3% 0.3% 0.3% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 FBMS Banking Industry 21 History of Prudent Credit Culture 15-Year NCOs / Avg. Loans vs. Banking Industry (%) Source: FDIC Yearly data as of or for the twelve months ended each respective year Note: FDIC data as of 12/31/23 0.01% FBMS NCOs / Avg. Loans for the three months ended 3/31/24

22 CAPITAL & LIQUIDITY

23 Capital Position TCE / TA (%) (1) Leverage Ratio (%) Total Risk Based Capital Ratio (%)CET1 Ratio (%) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” 9.2% 8.3% 6.9% 7.2% 7.4% 7.3% 7.9% 8.1% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 9.2% 9.2% 9.4% 8.8% 9.1% 9.6% 9.7% 9.7% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 13.5% 13.7% 12.7% 11.2% 11.5% 12.0% 12.1% 12.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 19.1% 18.6% 16.7% 14.7% 14.5% 15.1% 15.0% 15.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24

24 Capital Position Including Unrealized Losses Data as of or for the three months ended 3/31/24 (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Assumes AOCI adjustments related to market valuations on securities and related hedges are included for regulatory capital calculations (3) Assumes AOCI adjustments related to market valuations on securities and related hedges as well as the fair value adjustment on HTM securities are included for regulatory capital calculations  Reflected above is the hypothetical impact on capital if the mark on Accumulated Other Comprehensive Income (AOCI) Losses (2) and AOCI + Held- to-Maturity (HTM) (3) were included in the regulatory capital calculations  Neither scenario is currently included, nor required to be included in the Company’s regulatory capital ratios As Reported Inc luding AOCI Losses (2) Inc luding AOCI + HTM Losses (3) TCE / TA Ratio (1) 8.1% 8.1% 7.7% Leverage Ratio 9.7% 8.1% 7.7% CET1 Ratio 12.2% 10.2% 9.6% Tier 1 Ratio 12.6% 10.6% 10.0% Total Risk-Based Capital Ratio 15.2% 13.2% 12.6% Regulatory Capital & Adjusted Capital as of 3/31/24

25 Capital Appreciation & Returns to Shareholders Tangible Book Value per Share ($) (1) Dividends Declared per Share ($) Shares Repurchased (%) (3) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Quarterly dividend of $0.25 annualized (3) Represents shares repurchased in period stated divided by common shares outstanding at prior period end $0.31 $0.42 $0.58 $0.74 $0.90 $1.00 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2019 2020 2021 2022 2023 Q1 '24 1.1% 1.5% 0.8% 2.9% 0.0% 0.0% 0.0% 1.0% 2.0% 3.0% 2019 2020 2021 2022 2023 Q1 '24 Dollars Returned to Shareholders ($M) $5.2 $8.6 $12.0 $16.3 $28.2 $7.9 $5.2 $8.1 $5.2 $22.2 $10.4 $16.7 $17.2 $38.5 $28.2 $7.9 $0.0 $10.0 $20.0 $30.0 $40.0 2019 2020 2021 2022 2023 Q1 '24 Cash Paid to Repurchase Shares Dividends Paid on Common Stock Dividend Growth CAGR Since 2019: 32% $18.87 $21.65 $23.31 $17.97 $17.62 $19.35 $19.70 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2019 2020 2021 2022 Q3 '23 Q4 '23 Q1 '24 (2)

26 Liquidity Position Gross Loans / Deposits (%) Funding Sources 84.9% 74.6% 68.9% 56.6% 55.8% 68.8% 80.0% 76.7% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2019 2020 2020 (ex. PPP) 2021 2021 (ex. PPP) 2022 2023 Q1 '24 Outstanding / Remaining Usage Bank Sources Available ($mm) Pledged ($mm) Availability ($mm) Percent (%) FHLB Fixed Rate Advances $2,460.8 $355.2 $2,105.6 14.4 % Overnight Fed Funds 85.0 0.0 85.0 0.0 Federal Reserve 376.6 110.0 266.6 29.2 $2,922.4 $465.2 $2,457.2 15.9 % Policy Policy March 31, 2023 Maximum Compliance Loans to Deposits (including FHLB) 76.7% 90.0 % In Policy Net Non-core Funding Dependency Ratio 3.9 20.0 In Policy Fed Funds Purchases / Total Assets 0.0 10.0 In Policy FHLB Advances / Total Assets 0.0 20.0 In Policy FRB Advances / Total Assets 1.4 10.0 In Policy Pledged Securities to Total Securities 71.8 90.0 In Policy Liquidity Highlights • As of March 31, the Company’s liquidity ratio was 13.8%, as compared to the internal liquidity policy guidelines of 10% minimum • Other liquidity ratios reviewed include the following along with policy guidelines: (1) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Letters of Credit (2) Excluding loans made subject to Paycheck Protection Program (PPP) (2)(2)

27 Securities Portfolio Composition Dollars in millions Data as of or for the three months ended 3/31/24 Available-For-Sale Portfolio Summary Held-To-Maturity Government Agency 1% MBS 56% Corporates 3% Treasury 1% TE & TX Muni 40% Government Agency 3% MBS 46% Corporates 2% Treasury 10% TE & TX Muni 40% Portfolio Distribution Amount % of Total Government Agency $16 3 % MBS 288 46 Corporates 10 2 Treasury 62 10 TE & TX Muni 246 40 Total $623 100% $1,835M Book Value 2.37% Book Yield ($127.6M) Unrealized Loss 5.7 Year Average Life 4.6 Year Effective Duration 65%/35% (AFS/HTM) Principal Cash Flow Schedule $273 Million in Principal Cash Flow by Q2 ‘25 $57.7 $47.2 $39.1 $66.6 $62.2 $52.1 $42.6 $71.7 $41.1 $68.2 $41.8 $73.8 3.0% 6.0% 8.0% 11.0% 15.0% 17.0% 20.0% 24.0% 26.0% 29.0% 32.0% 36.0% Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Quarterly Principal Cumulative Principal Returned as % of Total [No Collateralized Loan Obligation (CLO) securities within the Investment Portfolio] Portfolio Distribution Amount % of Total Government Agency $13 1 % MBS 679 56 Corporates 33 3 Treasury 7 1 TE & TX Muni 481 40 Total $1,213 100%

28 APPENDIX

Historical Financials 29 Dollars in thousands, except for per share data Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” For the Year Ended December 31, For the Three Months Ended, 2020 2021 2022 2023 6/30/23 9/30/23 12/31/23 3/31/24` ` Balance Sheet Data: Total Assets $5,153 $6,077 $6,462 $7,999 $7,862 $7,884 $7,999 $7,964 Gross Loans 3,124 2,967 3,779 5,173 5,018 5,096 5,173 5,144 Securities 1,050 1,774 1,983 1,735 1,898 1,836 1,735 1,745 Deposits 4,215 5,227 5,494 6,463 6,492 6,480 6,463 6,710 Tangible Common Equity (1) 457 490 432 608 553 553 608 621 Income Statement Data: Interest Income $179.3 $147.3 $154.5 $340.9 $86.2 $85.7 $88.7 $91.7 Interest Expense 26.7 19.7 22.6 91.6 20.2 25.0 31.1 34.3 Net Interest Income 152.7 158.2 172.2 249.3 66.0 60.7 57.7 57.3 Provision for Loan Losses 25.2 (1.1) (5.6) 14.5 1.3 1.0 1.3 0.0 Noninterest Income 41.9 37.5 37.0 46.7 12.4 19.3 2.3 12.7 Noninterest Expense 106.3 114.6 130.5 184.7 46.9 47.7 44.4 43.4 Income before Income Taxes 63.1 81.1 78.7 96.8 30.3 31.3 14.3 26.6 Income Tax Expense 10.6 16.9 15.8 21.3 6.5 6.9 3.3 6.0 Net Income 52.5 64.2 62.9 75.5 23.8 24.4 11.0 20.6 Net Income, Operating (1) 46.0 64.4 68.3 96.7 26.8 24.0 18.7 20.6 Performance Ratios: ROAA 1.10% 1.13% 1.01% 0.95% 1.21% 1.24% 0.56% 1.03 % ROAA, Operating (1) 0.96 1.14 1.09 1.22 1.36 1.22 0.95 1.03 ROATCE (1) 12.9 14.3 14.9 13.6 17.1 17.4 7.9 13.5 ROATCE, Operating (1) 25.9 13.3 16.2 17.5 19.4 17.2 13.4 13.5 Net Interest Margin (FTE) (1) 3.64 3.13 3.19 3.59 3.82 3.52 3.33 3.26 Efficiency Ratio 54.0 56.0 60.3 61.6 59.0 58.9 72.8 61.1 Efficiency Ratio, Operating (1) 55.0 57.4 57.4 56.2 53.9 56.1 62.0 61.1 Per Share Data: Common Stock Issued and Outstanding 21,115,009 21,019,037 24,025,762 31,399,803 31,406,220 31,404,231 31,399,803 31,528,748 Basic Earnings per Share $2.52 $3.03 $2.84 $2.39 $0.76 $0.78 $0.35 $0.66 Diluted Earnings per Share, Operating (1) 2.21 3.04 3.08 3.06 0.85 0.76 0.59 0.65 Tangible book value per share (1) 21.65 23.31 17.97 19.35 17.62 17.62 19.35 19.70 Dividends Per Share 0.42 0.58 0.74 0.90 0.22 0.23 0.24 0.25 Asset Quality: Nonperforming Assets / Total Assets 0.82% 0.50% 0.27% 0.25% 0.28% 0.28% 0.25% 0.23 % Nonperforming Assets / (Loans + OREO) 1.35 1.03 0.47 0.39 0.43 0.44 0.39 0.36 Allowance for Loan Losses / Total Loans 1.15 1.04 1.03 1.05 1.05 1.05 1.05 1.05 Allowance for Loan Losses / Nonperforming Loans 98.2 109.6 302.2 455.8 328.1 306.5 455.8 463.3 Net Loan Charge-offs / Average Loans 0.11 0.13 (0.05) 0.04 0.07 0.00 0.06 0.01 Capital Ratios: Tangible Common Equity / Tangible Assets (1) 9.21% 8.30% 6.90% 7.94% 7.36% 7.34% 7.94% 8.14 % Tier 1 Leverage Ratio 9.15 9.20 9.42 9.67 9.10 9.62 9.67 9.70 Common Equity Tier 1 Capital Ratio 13.54 13.70 12.66 12.05 11.50 12.03 12.05 12.20 Tier 1 Risk-based Ratio 14.01 14.10 13.00 12.47 11.91 12.44 12.47 12.60 Total Risk-based Capital Ratio 19.10 18.60 16.72 15.04 14.54 15.11 15.04 15.20

Non-GAAP Reconciliation

The First Bancshares, Inc. Non-GAAP

(Dollars in thousands)	For the Year Ended December 31, 2020	2021	2022	2023	For the Three Months Ended, June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Net Income Available to Common	$52,506	$64,167	$62,919	$75,457	$23,779	$24,360	$11,047	$20,628
Adjustments:								
Add: Acquisition and charter conversion charges	3,314	1,607	6,410	9,075	4,101	588	593	8
Less: Tax on acquisition and charter conversion charges	(753)	(406)	(1,621)	(2,296)	(1,037)	(149)	(150)	(2)
Add: Initial Provision for Acquired Loans	--	--	3,855	10,727	--	--	--	--
Less: Tax on Initial Provision for Acquired Loans	--	--	(976)	(2,714)	--	--	--	--
Less: Treasury awards	(968)	(1,826)	(872)	(6,197)	--	(6,197)	--	--
Less: Bargain purchase gain and loss on sale of fixed assets	(8,455)	(903)	(165)	--	--	--	--	--
Less: BOLI Income from Death Proceeds	--	--	(1,630)	--	--	--	--	--
Add: Tax on treasury awards	245	462	221	1,568	--	1,568	--	--
Add: Tax on gain on sale	157	229	42	--	--	--	--	--
Add: Contributions related to Treasury awards	--	1,400	165	5,190	--	5,190	--	--
Less: Tax on Contributions related to Treasury awards	--	(354)	(42)	(1,313)	--	(1,313)	--	--
Add: Loss on securities repositioning	--	--	--	9,708	--	--	9,708	--
Less: Tax loss on securities repositioning	--	--	--	(2,457)	--	--	(2,457)	--
Net Income, Operating	$46,046	$64,376	$68,306	$96,748	$26,843	$24,047	$18,741	$20,634
Average diluted shares outstanding	20,822,650	21,175,323	22,154,577	31,565,791	31,522,759	31,609,564	31,587,506	31,630,745
Diluted earnings per share, operating	$2.21	$3.04	$3.08	$3.06	$0.85	$0.76	$0.59	$0.65
Average Total Assets	$5,136,136	$5,664,336	$6,245,500	$7,918,648	$7,882,130	$7,873,345	$7,917,303	$8,005,574
Return on Average Assets	1.02%	1.13%	1.01%	0.95%	1.21%	1.24%	0.56%	1.03%
Return on Average Assets, Operating	0.90%	1.14%	1.09%	1.22%	1.36%	1.22%	0.95%	1.03%
Average Common Equity	$640,828	$672,121	$619,040	$894,392	$901,499	$905,070	$901,530	$952,708
Less: Average intangible assets	(189,817)	(171,482)	(197,039)	(341,155)	(346,707)	(344,999)	(342,641)	(340,238)
Average Tangible Common Equity	$451,011	$500,639	$422,000	$553,237	$554,792	$560,071	$558,889	$612,470
Return on Average Tangible Common Equity	11.6%	12.8%	14.9%	13.6%	17.1%	17.4%	7.9%	13.5%
Return on Average Tangible Common Equity, Operating	10.2%	12.9%	16.2%	17.5%	19.4%	17.2%	13.4%	13.5%

TheFirst BANCSHARES, INC.
30

31 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2023 2023 2023 2024 Net Interest Income After Provision for Credit Losses $64,780 $59,704 $56,415 $57,341 Non Interest Income 12,423 19,324 2,346 12,679 Non Interest Expense (46,899) (47,724) (44,433) (43,425) Adjustments: Add: Acquisition charges 4,101 588 593 8 Add: Contributions related to Treasury Awards -- 5,190 -- -- Less: Treasury Awards and Gains -- (6,197) -- -- Add: Provision for Loan Losses 1,250 1,000 1,250 -- Add: Loss on securities repositioning -- -- 9,708 -- Pre-tax Pre Provision Income, Operating $35,655 $31,885 $25,879 $26,603 Average Total Assets $7,882,130 $7,873,345 $7,917,303 $8,005,574 Pre-tax Pre Provision Return on Average Assets, Operating 1.81% 1.62% 1.31% 1.33%

32 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2020 2021 2022 2023 2023 2023 2023 2024 Operating Expense Total non-interest expense $106,341 $114,558 $130,488 $184,726 $46,899 $47,724 $44,433 $43,425 Pre-tax non-operating expenses (3,314) (3,007) (6,576) (14,265) (4,101) (5,777) (594) (8) Adjusted operating expense 103,027 111,551 123,912 170,461 42,798 41,947 43,839 43,417 Operating Revenue Net interest income, FTE $155,025 $159,678 $181,539 $253,299 $67,028 $61,696 $58,651 $58,339 Total non-interest income 41,876 37,473 36,974 46,705 12,423 19,324 2,346 12,679 Pre-tax non-operating items (9,423) (2,729) (2,667) 3,511 -- (6,197) 9,708 -- Adjusted operating revenue 187,478 194,422 215,846 303,515 $79,451 $74,823 $70,705 $71,018 Efficiency Ratio, Operating 55.0% 57.4% 57.4% 56.2% 53.9% 56.1% 62.0% 61.1%

33 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2023 2023 2023 2024 Total non-interest income $12,423 $19,324 $2,346 $12,679 Pre-tax non-operating items - (6,197) 9,708 -- Non-interest income, operating 12,423 13,127 12,054 12,679 Operating Revenue Net interest income, FTE $67,028 $61,696 $58,651 $58,339 Total non-interest income $12,423 $19,324 $2,346 $12,679 Pre-tax non-operating items - (6,197) 9,708 -- Adjusted Operating Revenue $79,451 $74,823 $70,705 $71,018 Non-interest income, operating / Adjusted Operating Revenue 15.6% 17.5% 17.0% 17.9% Operating Expense Total non-interest expense $46,899 $47,724 $44,433 $43,425 Pre-tax non-operating expenses (4,101) (5,777) (594) (8) Adjusted operating expense 42,798 41,947 43,839 43,417 Average Total Assets $7,882,130 $7,873,345 $7,917,303 $8,005,574 Adjusted Operating Expense / Average Assets 2.17% 2.13% 2.21% 2.17%

34 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2019 2020 2021 2022 2023 2023 2023 2023 2024 Total common equity $543,658 $644,815 $676,172 $646,663 $949,034 $899,446 $897,221 $949,034 $959,912 Less: Goodwill and other intangibles (188,865) (187,700) (186,171) (214,890) (341,332) (346,104) (343,869) (341,332) (338,946) Tangible common equity $354,793 $457,115 $490,001 $431,773 $607,702 $553,342 $553,352 $607,702 $620,966 Total assets $3,941,863 $5,152,760 $6,077,414 $6,461,717 $7,999,345 $7,862,108 $7,884,285 $7,999,345 $7,963,759 Less: Goodwill and other intangibles (188,865) (187,700) (186,171) (214,890) (341,332) (346,104) (343,869) (341,332) (338,946) Tangible assets $3,752,998 $4,965,060 $5,891,243 $6,246,827 $7,658,013 $7,516,004 $7,540,416 $7,658,013 $7,624,813 Tangible common equity / Tangible assets 9.5% 9.2% 8.3% 6.9% 7.9% 7.4% 7.3% 7.9% 8.1% Common shares outstanding 18,802,266 21,115,009 21,019,037 24,025,762 31,399,803 31,406,220 31,404,231 31,399,803 31,528,748 Tangible book value per common share $18.87 $21.65 $23.31 $17.97 $19.35 $17.62 $17.62 $19.35 $19.70

35 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2023 2023 2023 2024 Net Interest Income $66,030 $60,704 $57,665 $57,341 Tax-Exempt Investment Income (2,948) (2,929) (2,911) (2,946) Taxable Investment Income 3,946 3,921 3,897 3,944 Net Interest Income, Fully Tax Equivalent 67,028 61,696 58,651 58,339 Less: Purchase accounting adjustments 6,533 4,276 3,235 2,627 Net Interest Income, Net of purchase accounting adjustments 60,495 57,420 55,416 55,712 Total Average Earning Assets $7,019,740 $7,001,048 $7,037,464 $7,158,932 Add: Average balance of loan valuation discount 38,306 31,269 27,573 24,675 Average Earning Assets, Excluding loan valuation discount 7,058,046 7,032,317 7,065,037 7,183,607 Net Interest Margin (Annualized) 3.76% 3.47% 3.28% 3.20% Net Interest Margin, Fully Tax Equivalent (Annualized) 3.82% 3.52% 3.33% 3.26% Core Net Interest Margin, Fully Tax Equivalent (Annualized) 3.43% 3.27% 3.14% 3.10%

36 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2023 2023 2023 2024 Interest Income Investment Securities $10,815 $10,614 $10,803 $11,248 Tax-Exempt Investment Income (2,948) (2,929) (2,911) (2,946) Taxable Investment Income 3,946 3,921 3,897 3,944 Interest Income Investment Securities, Fully Tax Equivalent 11,813 11,606 11,789 12,246 Average Investment Securities $1,943,908 $1,882,672 $1,822,043 $1,811,076 Yield on Investment Securities (Annualized) 2.23% 2.26% 2.37% 2.48% Yield on Investment Securities, Fully Tax Equivalent (Annualized) 2.43% 2.47% 2.59% 2.70%